                                                                   EXHIBIT 10.6


                            ASSET PURCHASE AGREEMENT

THIS AGREEMENT dated as of the 15th day of October, 2000


BETWEEN:

         ERIC FREEMAN ("FREEMAN"), Businessman, of 5017 Woods
         Avenue, Summerland, BC, Canada, V0H 1Z0

         and

         DAVID NORMAN ("NORMAN"), Businessman, of 871 Herrmann
         Street, Coquitlam, BC, Canada, V3C 6E7

         (the "Vendors")

                                                              OF THE FIRST PART

AND:

         BLADE INTERNET VENTURES INC., a Nevada corporation, having its registered office at 2300 West Sahara Avenue, Suite 500, Box 18, Las Vegas, NV, 89102

         (the "Purchaser")

                                                             OF THE SECOND PART

AND:

         FRANK D. ANDERSON, Businessman, of 2530 West 21st
         Avenue, Vancouver, British Columbia, V6L 1K1

         (the "Principal Shareholder")

                                                              OF THE THIRD PART
WHEREAS:

A. The Vendors are in the business of developing an Internet registration web service (the "Business") under the name "Sporg.com";

B. The Purchaser has agreed to purchase and the Vendors have agreed to sell all of the assets and undertaking of the Vendors used in connection with the Business in accordance with the terms and provisions hereof;

C. The Principal Shareholder has agreed to transfer certain common shares of the Purchaser to the Vendors to induce them to enter into this Agreement;


NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and conditions herein contained and in consideration of the sum of $1.00 paid by each party to the other (the receipt of which is hereby acknowledged) the parties have agreed and do hereby agree as follows:


1.       PURCHASE AND SALE OF ASSETS OF BUSINESS

1.1 Asset Purchase: Upon the terms and subject to the conditions hereof, the Purchaser agrees to purchase and the Vendors agree to sell, assign and transfer to the Purchaser, as a going concern as of the close of business on the date of closing, the undertaking and all of the property and assets of the Vendors used in connection with the Business, of every kind and description and wheresoever situate, including, without limiting the generality of the foregoing:

         (a)      the Sporg.com URL Internet address;

         (b) all data, source code, object code, drawings, and software comprising the Business and all copyright, patents, trademarks, proprietary information, trade secrets and intellectual property relating to the Business;

         (c) the goodwill of the Business, together with the exclusive right to the Purchaser to represent itself as carrying on the Business in continuation of and in succession to the Vendors and the right to use any word indicating that the Business is so carried on, including the right to use the name "Sporg.com", or any variation thereof as part of the name of or in connection with the Business or any part thereof carried on or to be carried on by the Purchaser;

         (d) the benefit of all contracts, engagements or commitments to which the Vendors are entitled in connection with the Business provided that the contracts, engagements or commitments were entered into by the Vendors in the usual and ordinary course of business;

         (e) all licences, consents, permits, authorities, certificates and registrations which are required, necessary of desirable for the operation of the Business;

         (f) all intangible property of the Vendors used in connection with the Business and comprising the Assets, including all trademarks, trade names, moral rights and copyrights;

         (g) all confidential information and trade secrets of the Vendors used in connection with the Business, including all programming code, source code, data, information, drawings, and know-how;

         (h)      Toshiba 4270 Notebook Computer serial #30014599J;

         (i) the benefit of the Vendors' contract with Dan Lenarduzzi Enterprises Ltd., a copy of which is attached as Schedule "A" hereto,

all of which are collectively referred to as the "Business Assets".

The Purchaser will purchase and the Vendors will sell the Business and the Assets free and clear of all mortgages, liens, charges, security interests and encumbrances of every kind and nature whatsoever.

1.2 Purchase Price: The purchase price payable by the Purchaser to the Vendors for the Business Assets (the "Purchase Price") shall be $75,000 Cdn. to be paid and satisfied by way of certified cheque, bank draft or solicitors cheque on closing and the assumption by the Purchaser of the amounts due to Dan Lenarduzzi Enterprises Ltd. pursuant to the agreement attached as Schedule "A" hereto, which amount does no exceed $15,000 Cdn.

1.3 Allocation of Purchase Price: The Purchase Price shall be allocated among the Business Assets as follows:


         Asset                                        Allocation
         -----                                        ----------

         Internet Address Domain Names                $   500.00
         Business Plan                                $16,500.00
         Web Design                                   $55,000.00
         Computers & Equipment                        $ 3,000.00

1.4 Transfer of Shares: As additional consideration for the Vendors to enter into this Agreement the Principal Shareholder has agreed to sell and transfer to each of the vendors, at closing, 2,5000,000 common shares of the Purchaser (the " Shares") at and for a purchase price of $0.001 per Share.

1.5 Share Restrictions: The Vendors acknowledge and agree that the Shares are restricted shares, as contemplated under the United States Securities Act of 1933 (the "1933 Act") which have been issued to the Principal Shareholder pursuant to Section 4(2) of the 1933 Act without registration and that all share certificates representing the Shares will be endorsed with the following legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION."

1.6 Subsequent Share Transfers: Each of the Vendors has agreed with the Purchaser and the Principal Shareholder that they will transfer from each of their holdings up to 500,000 common shares to future key employees or consultants designated by the Board of Directors of the Purchaser at $0.001 US per share at any time during the 180 day period following Closing.

2.       REPRESENTATIONS AND WARRANTIES OF THE VENDORS

2.1 Representations and Warranties: The Vendors represent and warrant to the Purchaser, and acknowledge that the Purchaser has relied upon such representations and warranties in entering into this Agreement, that except as disclosed herein:

         (a) The Vendors own, possess and have good and marketable title to the Business and the Assets free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising;

         (b) The Vendors are the registered owners of the "Sporg.com" URL internet location (the "Internet Site") and have not received notice from any other party claiming an interest in the Internet Site or claiming that the Vendors have no right to use the Internet Site;

         (c) The Vendors have in place the URL and Internet server provider agreements necessary for the conduct of the Business in the manner carried on as of the date of this Agreement;

         (d) The Vendors have expended not less than $75,000 Cdn. in development of the Business;

         (e) No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase of the Business or the Assets or any interest in the Business or the Assets;

         (f) No other person, firm or corporation owns or ha any legal or beneficial interest in any of the Business or the Assets or, to the knowledge of the Vendors, has any rights, including any moral rights, copyright, trademark or any other intellectual property rights, in the Business or the Assets;

         (g) The Vendors do not have any outstanding material agreements (including employment agreements) contracts or commitment, whether written or oral, of any nature or kind whatsoever, with respect to the ownership of the Assets or the conduct of the Business, except material agreements which are in the ordinary course of the Business;

         (h) The Vendors are not in material default or breach of any contracts, agreements, written or oral to which they are a party and which relate to the Assets or the Business and there exists no state of facts which after notice or lapse of time or both which would constitute such a default or breach;

         (i) There are no actions, suits or proceedings pending or threatened against or affecting The Vendors are not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success;

         (j) the Vendors are the owners of all intellectual property, including tradenames, copyrights and confidential information, as required to conduct the Business and the Vendors are not aware of any infringement or claimed infringement of the intellectual property comprising the Assets and used in connection with the Business by any other person, firm or corporation; and

         (k) The Vendors have not received any notice from any governmental authority stating or claiming that the Vendors do not have any governmental license or permit required for the conduct of the Business

2.2 Survival: Notwithstanding any enquiry by the Purchaser or the waiver of any condition precedent, the representations and warranties of the Vendors contained in this Article shall survive the closing of the transactions contemplated by this Agreement and shall continue in full force for the benefit of the Purchaser thereafter.

3.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

3.1 Representations and Warranties: The Purchaser represents and warrants to the Vendors, and acknowledges that the Vendors have relied upon such representations and warranties in entering into this Agreement, that except as disclosed herein:

         (a) the Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada;

         (b) the issued and outstanding shares of the Purchaser will not exceed 10,500,000 common shares immediately prior to the Closing;

         (c) no person has any option, warrant or other righ to acquire from the Purchaser any shares of the Purchaser's common stock;

         (d) there are no actions, suits or proceedings pending or threatened against or affecting the Purchaser and the Purchaser is no aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

3.2 Survival: Notwithstanding any enquiry by the Vendors or the waiver of any condition precedent, the representations and warranties of the Purchaser contained in this Article shall survive the closing of the transactions contemplated by this Agreement and shall continue in full force for the benefit of the Vendors thereafter.

4.       COVENANTS OF THE VENDORS

4.1 Indemnity: The Vendors shall indemnify and hold harmless the Purchaser from and against:

         (a) any and all liabilities of the Vendors, whether accrued, absolute, contingent or otherwise, existing at the time of closing and which are not agreed to be assumed by the Purchaser pursuant to this Agreement;

         (b) any and all damage or deficiencies resulting from any misrepresentation, breach of warranty or non-fulfillment of any covenant on the part of the Vendors under this Agreement; and

         (c) any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incidental t any of the foregoing.

4.2 Consents: The Vendors shall diligently take all reasonable steps required to obtain, prior to the time of closing, all consents to the transfer of the domain name.

4.3 Conduct of Business: From the date hereof until the time of closing, the Vendors shall conduct the Business diligently and only in the ordinary course and will use its best efforts to:

         (a)      preserve the Business Assets;

         (b) keep available to the Purchaser its present employees employed in relation to the Business; and

         (c) preserve for the Purchaser its relationship with its suppliers, customers and others having business relations with it.

4.4 Access. The Vendors will give to the Purchaser and its agents full access, during normal business hours through the period prior to the time of closing, to all of the properties, books, contracts, commitments and records of the Vendors relating to the Business and will furnish to the Purchaser during such period all such information as it may reasonably request.

4.5 Termination of Employees: The Vendors will, at the time of closing, terminate the employment of such of its employees as may be nominated by the Purchaser in order that the Purchaser may enter into contracts of employment with such employees.

5.       COVENANTS OF THE PURCHASER

5.1 Sales Tax: On closing the Purchaser shall pay all sales taxes payable pursuant to any applicable legislation.

5.2 Indemnity: The Purchaser shall indemnify and hold harmless the Vendors from and against:

         (a) any and all liabilities of the Vendors which are agreed to be assumed by the Purchaser pursuant to this Agreement, including all liabilities of Dan Lenarduzzi Enterprises Ltd.;

         (b) any and all damage or deficiencies resulting from any non-fulfilment of any covenant on the part of the Purchaser under this Agreement; and

         (c) any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incidental to the foregoing.

5.3 Appointment of Directors: On execution of this Agreement, the Purchaser will cause Eric Freeman to be appointed as Chief Executive Officer and Director and David Norman to be appointed as President and Director of the Purchaser.

6.       CONDITIONS PRECEDENT

6.1 Purchaser's Conditions: The obligation of the Purchaser to complete the transactions contemplated hereby is subject to the fulfilment, prior to or at the time of closing, of the following conditions precedent:

         (a) the Vendors shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the time of closing;

         (b) all of the representations and warranties of the Vendors shall be true and correct as of the date of this Agreement and as of the time of closing as though such representations and warranties were made at and as of such time;

         (c) no event shall have occurred which has a materially adverse effect on the Business or any of the Business Assets; and

         (d) the Purchaser shall have obtained all necessary licenses required in connection with the operation of the Business in the name of the Purchaser.

6.2 Waiver: The conditions precedent referred to i paragraph 5.1 are for the exclusive benefit of the Purchaser and may be waived in whole or in part by the Purchaser at or prior to the time of closing by delivering to the Vendors as written waiver to that effect.

6.3 Vendors' Conditions: The obligation of the Vendors to complete the transactions contemplated hereby is subject to the fulfilment, prior to or at the time of closing, of the following conditions precedent:

         (a) The Purchaser shall have completed a private financing to raise not less than $2,000,000 US.

7.       CLOSING

7.1 Time of Closing: Subject to the terms and conditions hereof, the transactions contemplated hereby shall be completed at a closing to be held at the offices of O'Neill & Company, Suite 1880, 1055 West Georgia Street, Vancouver, BC at 10:00 a.m., on November 30, 2000, or at such earlier date as may be determined by the Purchaser.

7.2A     Vendors' Documents: At the closing the Vendors shall deliver or cause to be delivered to the Purchaser the following:

         (a) all deeds of conveyance, bills of sale, assignments and transfers, in form and content satisfactory to the solicitors for the Purchaser, appropriate to effectively vest a good and marketable title to the Business Assets in the name of the Purchaser to the extent contemplated by this Agreement, and immediately registerable in all places where registration o such instruments is required; and

         (b)      possession of the Business Assets.

7.2B     Vendors' Documents: At the closing the Vendors shall deliver or cause to be delivered to the Principal Shareholder the Purchase Price of the Shares.

7.3 Purchaser's Documents: At the closing the Purchaser shall deliver or cause to be delivered to the Vendors the following:

         (a) a certified cheque, bank draft or solicitor's trust cheque, payable to the Vendors for $75,000 Cdn.; and

         (b) certified copies of the resolutions of the directors of the Purchaser authorizing the completion of the transactions contemplated hereby.

7.4 Principal Shareholder's Documents: At the closing the Principal Shareholder shall deliver the certificates representing the Shares.

8.       GENERAL PROVISIONS

8.1 Set-Off: If under this Agreement the Vendors become obligated to pay any sum of money to the Purchaser, then such sum may, at the election o the Purchaser, and without limiting or waiving any right or remedy of the Purchaser under this Agreement, be set-off against and may be applied to any sum of money owing by the Purchaser to the Vendors until such amount has been completely set-off.

8.2 Entire Agreement: This Agreement constitutes the entire agreement between the parties and there are no representations or warranties, express or implied, statutory or otherwise, and no agreements collateral hereto other than as expressly set forth or referred to herein.

8.3      Time: Time shall be of the essence of this Agreement.

8.4 Notice: Any notice to be given under this Agreement shall be duly and properly given if made in writing and by delivering or telecopying the same to the addressee at the address as set out on page one of this Agreement. Any notice given as aforesaid shall be deemed to have been given or made on, if delivered, the date on which it was delivered or, if telecopied, on the next business day after it was telecopied Any party hereto may change its address for notice from time to time by notice given to the other parties hereto in accordance with the foregoing.

8.5 Governing Law: This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Province of British Columbia, and each of the parties hereto irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

8.6 Further Assurances: The parties shall deliver to each other such further documentation and shall perform such further acts as and when the same may be required to carry out and give effect to the terms and intent of this Agreement.

8.7 Headings: The headings used in this Agreement are for convenience only and are not intended to be used as an aid to the interpretation of the provisions hereof.

8.8 Enurement: This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors, assigns and personal representatives.

8.9 Counterparts: This Agreement may be executed in counterparts which together shall form one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


SIGNED, SEALED AND DELIVERED        )
BY ERIC FREEMAN                     )
in the presence of:                 )
                                    )
                                    )
                                    )
--------------------------------    )        --------------------------------
Signature                           )        ERIC FREEMAN
                                    )
                                    )
--------------------------------    )
Name                                )
                                    )
                                    )
--------------------------------    )
Address                             )
                                    )
                                    )
--------------------------------    )




SIGNED, SEALED AND DELIVERED        )
BY ERIC FREEMAN                     )
in the presence of:                 )
                                    )
                                    )
                                    )
--------------------------------    )        --------------------------------
Signature                           )        DAVID NORMAN
                                    )
                                    )
--------------------------------    )
Name                                )
                                    )
                                    )
--------------------------------    )
Address                             )
                                    )
                                    )
--------------------------------    )

THE COMMON SEAL OF                  )
BLADE INTERNET VENTURES INC.        )
was hereunto affixed in the         )
presence of:                        )
                                    )
                                    )
--------------------------------    )
Authorized Signatory                )        c/s
                                    )
                                    )




SIGNED, SEALED AND DELIVERED        )
BY FRANK D. ANDERSON                )
in the presence of:                 )
                                    )
                                    )
                                    )
--------------------------------    )        --------------------------------
Signature                           )        FRANK D. ANDERSON
                                    )
                                    )
--------------------------------    )
Name                                )
                                    )
                                    )
--------------------------------    )
Address                             )
                                    )
                                    )
--------------------------------    )

                     AMENDMENT TO ASSET PURCHASE AGREEMENT

THIS AGREEMENT dated as of the 30th day of November, 2000


BETWEEN:

         ERIC FREEMAN ("FREEMAN"), Businessman, of 5017 Woods
         Avenue, Summerland, BC, Canada, V0H 1Z0

         and

         DAVID NORMAN ("NORMAN"), Businessman, of 871 Herrmann Street, Coquitlam, BC, Canada, V3C 6E7

         (the "Vendors")

                                                              OF THE FIRST PART

AND:
         BLADE INTERNET VENTURES INC., a Nevada corporation, having its registered office at 2300 West Sahara Avenue, Suite 500, Box 18, Las Vegas, NV, 89102

         (the "Purchaser")

                                                             OF THE SECOND PART

AND:

         FRANK D. ANDERSON, Businessman, of 2530 West 21st
         Avenue, Vancouver, British Columbia, V6L 1K1

         (the "Principal Shareholder")

                                                              OF THE THIRD PART


WHEREAS:

A. The parties entered into an asset purchase agreement dated October 15, 2000 (the "Agreement"); and

B.       The parties wish to amend the Agreement to extend the closing date.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and conditions herein contained and in consideration of the sum of $1.00 paid by each party to the other (the receipt of which is hereby acknowledged) the parties have agreed and do hereby agree as follows:

1. The Agreement is hereby amended by deleting paragraph 7.1 and replacing it with the following:

         "7.1 Time of Closing: Subject to the terms and conditions hereof, the transactions contemplated hereby shall be completed at a closing to be held at the offices of O'Neill & Company, Suite 1880, 1055 West Georgia Street, Vancouver, BC at 10:00 a.m., on January 31, 2000, or at such earlier date as may be determined by the Purchaser."

2. The Agreement is deemed to have been amended as of the day and year first above written and, in all other respects, save and except as herein provided, the Agreement is hereby confirmed.

3. This Agreement may be executed in counterparts which together shall form one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


SIGNED, SEALED AND DELIVERED        )
BY ERIC FREEMAN                     )
in the presence of:                 )
                                    )
                                    )
                                    )
--------------------------------    )        --------------------------------
Signature                           )        ERIC FREEMAN
                                    )
                                    )
--------------------------------    )
Name                                )
                                    )
                                    )
--------------------------------    )
Address                             )
                                    )
                                    )
--------------------------------    )

SIGNED, SEALED AND DELIVERED        )
BY ERIC FREEMAN                     )
in the presence of:                 )
                                    )
                                    )
                                    )
--------------------------------    )        --------------------------------
Signature                           )        DAVID NORMAN
                                    )
                                    )
--------------------------------    )
Name                                )
                                    )
                                    )
--------------------------------    )
Address                             )
                                    )
                                    )
--------------------------------    )




THE COMMON SEAL OF                  )
BLADE INTERNET VENTURES INC.        )
was hereunto affixed in the         )
presence of:                        )
                                    )
                                    )
--------------------------------    )
Authorized Signatory                )        c/s
                                    )
                                    )




SIGNED, SEALED AND DELIVERED        )
BY FRANK D. ANDERSON                )
in the presence of:                 )
                                    )
                                    )
                                    )
--------------------------------    )        --------------------------------
Signature                           )        FRANK D. ANDERSON
                                    )
                                    )
--------------------------------    )
Name                                )
                                    )
                                    )
--------------------------------    )
Address                             )
                                    )
                                    )
--------------------------------    )

                   ASSET PURCHASE AGREEMENT - AMENDMENT NO. 2

THIS AGREEMENT dated as of the 31st day of January, 2001


BETWEEN:

         ERIC FREEMAN ("FREEMAN"), Businessman, of 5017 Woods Avenue, Summerland, BC, Canada, V0H 1Z0

         and

         DAVID NORMAN ("NORMAN"), Businessman, of 871 Herrmann Street, Coquitlam, BC, Canada, V3C 6E7

         (the "Vendors")

                                                              OF THE FIRST PART

AND:

         BLADE INTERNET VENTURES INC., a Nevada corporation, having its registered office at 2300 West Sahara Avenue, Suite 500, Box 18, Las Vegas, NV, 89102

         (the "Purchaser")

                                                             OF THE SECOND PART

AND:

         FRANK D. ANDERSON, Businessman, of 2530 West 21st Avenue, Vancouver, British Columbia, V6L 1K1

         (the "Principal Shareholder")

                                                              OF THE THIRD PART

WHEREAS:

A. The parties entered into an asset purchase agreement dated October 15, 2000 (the "Agreement"); and

B.       The parties wish to amend the Agreement to extend the closing date.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and conditions herein contained and in consideration of the sum of $1.00 paid by each party to the other (the receipt of which is hereby acknowledged) the parties have agreed and do hereby agree as follows:

1. The Agreement is hereby amended by deleting paragraph 7.1 and replacing it with the following:

         "7.1 Time of Closing: Subject to the terms and conditions hereof, the transactions contemplated hereby shall be completed at a closing to be held at the offices of O'Neill & Company, Suite 1880, 1055 West Georgia Street, Vancouver, BC at 10:00 a.m., on March 30, 2001, or at such earlier date as may be determined by the Purchaser."

2. The Agreement is deemed to have been amended as of the day and year first above written and, in all other respects, save and except as herein provided, the Agreement is hereby confirmed.

3. This Agreement may be executed in counterparts which together shall form one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


SIGNED, SEALED AND DELIVERED        )
BY ERIC FREEMAN                     )
in the presence of:                 )
                                    )
                                    )
                                    )
--------------------------------    )        --------------------------------
Signature                           )        ERIC FREEMAN
                                    )
                                    )
--------------------------------    )
Name                                )
                                    )
                                    )
--------------------------------    )
Address                             )
                                    )
                                    )
--------------------------------    )

SIGNED, SEALED AND DELIVERED        )
BY ERIC FREEMAN                     )
in the presence of:                 )
                                    )
                                    )
                                    )
--------------------------------    )        --------------------------------
Signature                           )        DAVID NORMAN
                                    )
                                    )
--------------------------------    )
Name                                )
                                    )
                                    )
--------------------------------    )
Address                             )
                                    )
                                    )
--------------------------------    )




THE COMMON SEAL OF                  )
BLADE INTERNET VENTURES INC.        )
was hereunto affixed in the         )
presence of:                        )
                                    )
                                    )
--------------------------------    )
Authorized Signatory                )        c/s
                                    )
                                    )




SIGNED, SEALED AND DELIVERED        )
BY FRANK D. ANDERSON                )
in the presence of:                 )
                                    )
                                    )
                                    )
--------------------------------    )        --------------------------------
Signature                           )        FRANK D. ANDERSON
                                    )
                                    )
--------------------------------    )
Name                                )
                                    )
                                    )
--------------------------------    )
Address                             )
                                    )
                                    )
--------------------------------    )

                   ASSET PURCHASE AGREEMENT - AMENDMENT NO. 3

THIS AGREEMENT dated as of the 30th day of March, 2001


BETWEEN:

         ERIC FREEMAN ("FREEMAN"), Businessman, of 5017 Woods Avenue, Summerland, BC, Canada, V0H 1Z0

         and

         DAVID NORMAN ("NORMAN"), Businessman, of 871 Herrmann Street, Coquitlam, BC, Canada, V3C 6E7

         (the "Vendors")

                                                              OF THE FIRST PART

AND:

         BLADE INTERNET VENTURES INC., a Nevada corporation, having its registered office at 2300 West Sahara Avenue, Suite 500, Box 18, Las Vegas, NV, 89102

         (the "Purchaser")

                                                             OF THE SECOND PART

AND:

         FRANK D. ANDERSON, Businessman, of 2530 West 21st Avenue, Vancouver, British Columbia, V6L 1K1

         (the "Principal Shareholder")

                                                              OF THE THIRD PART


WHEREAS:

A. The parties entered into an asset purchase agreement dated October 15, 2000, as amended (the "Agreement"); and

B. The parties wish to further amend the Agreement to extend the closing date.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and conditions herein contained and in consideration of the sum of $1.00 paid by each party to the other (the receipt of which is hereby acknowledged) the parties have agreed and do hereby agree as follows:

1. The Agreement is hereby amended by deleting paragraph 7.1 and replacing it with the following:

         "7.1 Time of Closing: Subject to the terms and conditions hereof, the transactions contemplated hereby shall be completed at a closing to be held at the offices of O'Neill & Company, Suite 1880, 1055 West Georgia Street, Vancouver, BC at 10:00 a.m., on June 29, 2001, or at such earlier date as may be determined by the Purchaser."

2. The Agreement is deemed to have been amended as of the day and year first above written and, in all other respects, save and except as herein provided, the Agreement is hereby confirmed.

3. This Agreement may be executed in counterparts which together shall form one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


SIGNED, SEALED AND DELIVERED        )
BY ERIC FREEMAN                     )
in the presence of:                 )
                                    )
                                    )
                                    )
--------------------------------    )        --------------------------------
Signature                           )        ERIC FREEMAN
                                    )
                                    )
--------------------------------    )
Name                                )
                                    )
                                    )
--------------------------------    )
Address                             )
                                    )
                                    )
--------------------------------    )

SIGNED, SEALED AND DELIVERED        )
BY ERIC FREEMAN                     )
in the presence of:                 )
                                    )
                                    )
                                    )
--------------------------------    )        --------------------------------
Signature                           )        DAVID NORMAN
                                    )
                                    )
--------------------------------    )
Name                                )
                                    )
                                    )
--------------------------------    )
Address                             )
                                    )
                                    )
--------------------------------    )




THE COMMON SEAL OF                  )
BLADE INTERNET VENTURES INC.        )
was hereunto affixed in the         )
presence of:                        )
                                    )
                                    )
--------------------------------    )
Authorized Signatory                )        c/s
                                    )
                                    )




SIGNED, SEALED AND DELIVERED        )
BY FRANK D. ANDERSON                )
in the presence of:                 )
                                    )
                                    )
                                    )
--------------------------------    )        --------------------------------
Signature                           )        FRANK D. ANDERSON
                                    )
                                    )
--------------------------------    )
Name                                )
                                    )
                                    )
--------------------------------    )
Address                             )
                                    )
                                    )
--------------------------------    )

                   ASSET PURCHASE AGREEMENT - AMENDMENT NO. 4

THIS AGREEMENT dated as of the 28th day of June, 2001


BETWEEN:

         ERIC FREEMAN ("FREEMAN"), Businessman, of 5017 Woods Avenue, Summerland, BC, Canada, V0H 1Z0

         and

         DAVID NORMAN ("NORMAN"), Businessman, of 871 Herrmann Street, Coquitlam, BC, Canada, V3C 6E7

         (the "Vendors")

                                                              OF THE FIRST PART

AND:

         BLADE INTERNET VENTURES INC., a Nevada corporation, having its registered office at 2300 West Sahara Avenue, Suite 500, Box 18, Las Vegas, NV, 89102

         (the "Purchaser")

                                                             OF THE SECOND PART

AND:

         FRANK D. ANDERSON, Businessman, of 2530 West 21st Avenue, Vancouver, British Columbia, V6L 1K1

         (the "Principal Shareholder")

                                                              OF THE THIRD PART


WHEREAS:

A. The parties entered into an asset purchase agreement dated October 15, 2000, as amended (the "Agreement"); and

B. The parties wish to further amend the Agreement to extend the closing date.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and conditions herein contained and in consideration of the sum of $1.00 paid by each party to the other (the receipt of which is hereby acknowledged) the parties have agreed and do hereby agree as follows:

1. The Agreement is hereby amended by deleting paragraph 7.1 and replacing it with the following:

         "7.1 Time of Closing: Subject to the terms and conditions hereof, the transactions contemplated hereby shall be completed at a closing to be held at the offices of O'Neill & Company, Suite 1880, 1055 West Georgia Street, Vancouver, BC at 10:00 a.m., on August 31, 2001, or at such earlier date as may be determined by the Purchaser."

2. The Agreement is deemed to have been amended as of the day and year first above written and, in all other respects, save and except as herein provided, the Agreement is hereby confirmed.

3. This Agreement may be executed in counterparts which together shall form one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


SIGNED, SEALED AND DELIVERED        )
BY ERIC FREEMAN                     )
in the presence of:                 )
                                    )
                                    )
                                    )
--------------------------------    )        --------------------------------
Signature                           )        ERIC FREEMAN
                                    )
                                    )
--------------------------------    )
Name                                )
                                    )
                                    )
--------------------------------    )
Address                             )
                                    )
                                    )
--------------------------------    )

SIGNED, SEALED AND DELIVERED        )
BY ERIC FREEMAN                     )
in the presence of:                 )
                                    )
                                    )
                                    )
--------------------------------    )        --------------------------------
Signature                           )        DAVID NORMAN
                                    )
                                    )
--------------------------------    )
Name                                )
                                    )
                                    )
--------------------------------    )
Address                             )
                                    )
                                    )
--------------------------------    )




THE COMMON SEAL OF                  )
BLADE INTERNET VENTURES INC.        )
was hereunto affixed in the         )
presence of:                        )
                                    )
                                    )
--------------------------------    )
Authorized Signatory                )        c/s
                                    )
                                    )




SIGNED, SEALED AND DELIVERED        )
BY FRANK D. ANDERSON                )
in the presence of:                 )
                                    )
                                    )
                                    )
--------------------------------    )        --------------------------------
Signature                           )        FRANK D. ANDERSON
                                    )
                                    )
--------------------------------    )
Name                                )
                                    )
                                    )
--------------------------------    )
Address                             )
                                    )
                                    )
--------------------------------    )

                   ASSET PURCHASE AGREEMENT - AMENDMENT NO. 5

THIS AGREEMENT dated as of the 31st day of June, 2001


BETWEEN:

         ERIC FREEMAN ("FREEMAN"), Businessman, of 5017 Woods Avenue, Summerland, BC, Canada, V0H 1Z0

         and

         DAVID NORMAN ("NORMAN"), Businessman, of 871 Herrmann Street, Coquitlam, BC, Canada, V3C 6E7

         (the "Vendors")

                                                              OF THE FIRST PART

AND:

         BLADE INTERNET VENTURES INC., a Nevada corporation, having its registered office at 2300 West Sahara Avenue, Suite 500, Box 18, Las Vegas, NV, 89102

         (the "Purchaser")

                                                             OF THE SECOND PART

AND:

         FRANK D. ANDERSON, Businessman, of 2530 West 21st Avenue, Vancouver, British Columbia, V6L 1K1

         (the "Principal Shareholder")

                                                              OF THE THIRD PART


WHEREAS:

A. The parties entered into an asset purchase agreement dated October 15, 2000, as amended (the "Agreement"); and

B. The parties wish to further amend the Agreement to reflect a change to a condition precedent in the Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and conditions herein contained and in consideration of the sum of $1.00 paid by each party to the other (the receipt of which is hereby acknowledged) the parties have agreed and do hereby agree as follows:

1. The Agreement is hereby amended by deleting paragraph 7.1 and replacing it with the following:

         "6.3 Vendors' Conditions: The obligation of the Vendors to complete the transactions contemplated hereby is subject to the fulfilment, prior to or at the time of closing, of the following conditions precendent:

         (a) The Purchaser shall have completed a private financing to raise not less than $900,000 US."

2. The Agreement is deemed to have been amended as of the day and year first above written and, in all other respects, save and except as herein provided, the Agreement is hereby confirmed.

3. This Agreement may be executed in counterparts which together shall form one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


SIGNED, SEALED AND DELIVERED        )
BY ERIC FREEMAN                     )
in the presence of:                 )
                                    )
                                    )
                                    )
--------------------------------    )        --------------------------------
Signature                           )        ERIC FREEMAN
                                    )
                                    )
--------------------------------    )
Name                                )
                                    )
                                    )
--------------------------------    )
Address                             )
                                    )
                                    )
--------------------------------    )

SIGNED, SEALED AND DELIVERED        )
BY ERIC FREEMAN                     )
in the presence of:                 )
                                    )
                                    )
                                    )
--------------------------------    )        --------------------------------
Signature                           )        DAVID NORMAN
                                    )
                                    )
--------------------------------    )
Name                                )
                                    )
                                    )
--------------------------------    )
Address                             )
                                    )
                                    )
--------------------------------    )




THE COMMON SEAL OF                  )
BLADE INTERNET VENTURES INC.        )
was hereunto affixed in the         )
presence of:                        )
                                    )
                                    )
--------------------------------    )
Authorized Signatory                )        c/s
                                    )
                                    )




SIGNED, SEALED AND DELIVERED        )
BY FRANK D. ANDERSON                )
in the presence of:                 )
                                    )
                                    )
                                    )
--------------------------------    )        --------------------------------
Signature                           )        FRANK D. ANDERSON
                                    )
                                    )
--------------------------------    )
Name                                )
                                    )
                                    )
--------------------------------    )
Address                             )
                                    )
                                    )
--------------------------------    )